EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Fourth Quarter 2023 Financial Results and Declares Dividend

HONOLULU, Hawaii January 26, 2024--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended December 31, 2023.

“I’m happy to report that we finished 2023 with a strong fourth quarter. Our loan balances were stable, we grew consumer and commercial deposits, and credit quality remained excellent,” said Bob Harrison, Chairman, President, and CEO. “During the fourth quarter we also took action to strengthen our balance sheet and increase our future earnings power by selling low-yielding securities. We intend to use the proceeds to reduce high-cost deposits which will increase our net interest margin and net interest income in 2024.”

On January 24, 2024, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on March 1, 2024, to stockholders of record at the close of business on February 16, 2024.

Additionally, the Company’s Board of Directors adopted a stock repurchase program for up to $40 million of its outstanding common stock during 2024.

Fourth Quarter 2023 Highlights:

●	Net income of $47.5 million, or $0.37 per diluted share
●	Total loans and leases increased $21.2 million versus prior quarter
●	Total deposits decreased $178.8 million versus prior quarter
●	Net interest margin decreased 5 basis points to 2.81%
●	Recorded a $5.3 million provision for credit losses
●	Sold $525.6 million of low-yielding investment securities and recognized a $40.0 million loss
●	Sold 120,104 shares of Visa Class B stock for a gain of $40.8 million
●	$16.3 million FDIC special assessment included in expenses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $24.9 billion at December 31, 2023 and September 30, 2023.

Gross loans and leases were $14.4 billion as of December 31, 2023, an increase of $21.2 million, or 0.1%, from $14.3 billion as of September 30, 2023.

Total deposits were $21.3 billion as of December 31, 2023, a decrease of $178.8 million, or 0.8%, from $21.5 billion as of September 30, 2023.

Net Interest Income

Net interest income for the fourth quarter of 2023 was $151.8 million, a decrease of $5.4 million, or 3.4%, compared to $157.1 million for the prior quarter.

The net interest margin was 2.81% in the fourth quarter of 2023, a decrease of 5 basis points compared to 2.86% in the prior quarter.

Provision Expense

During the quarter ended December 31, 2023, we recorded a $5.3 million provision for credit losses. In the quarter ended September 30, 2023, we recorded a $7.5 million provision for credit losses.

Noninterest Income

Noninterest income was $58.3 million in the fourth quarter of 2023, an increase of $12.3 million compared to noninterest income of $46.1 million in the prior quarter.

Noninterest Expense

Noninterest expense was $142.3 million in the fourth quarter of 2023, an increase of $22.9 million compared to noninterest expense of $119.4 million in the prior quarter.

The efficiency ratio was 67.3% and 58.3% for the quarters ended December 31, 2023 and September 30, 2023, respectively.

Taxes

The effective tax rate was 24.0% and 23.8% for the quarters ended December 31, 2023 and September 30, 2023, respectively.

Asset Quality

The allowance for credit losses was $156.5 million, or 1.09% of total loans and leases, as of December 31, 2023, compared to $154.8 million, or 1.08% of total loans and leases, as of September 30, 2023. The reserve for unfunded commitments was $35.6 million as of December 31, 2023 compared to $37.8 million as of September 30, 2023. Net charge-offs were $5.8 million, or 0.16% of average loans and leases on an annualized basis, for the quarter ended December 31, 2023, compared to net recoveries of $0.3 million, or 0.01% of average loans and leases on an annualized basis, for the quarter ended September 30, 2023. Total non-performing assets were $18.6 million, or 0.13% of total loans and leases and other real estate owned, on December 31, 2023, compared to total non-performing assets of $14.6 million, or 0.10% of total loans and leases and other real estate owned, on September 30, 2023.

Capital

Total stockholders' equity was $2.5 billion on December 31, 2023 an increase of $135.1 million from $2.4 billion as of September 30, 2023.

The tier 1 leverage, common equity tier 1 and total capital ratios were 8.64%, 12.39% and 13.57%, respectively, on December 31, 2023, compared with 8.45%, 12.21% and 13.38%, respectively, on September 30, 2023.

The Company did not repurchase any shares in the fourth quarter.

As to the stock repurchase program approved for 2024, repurchases of shares of the Company’s common stock may be conducted through open-market purchases, which may include purchases under a trading plan adopted pursuant to Securities and Exchange Commission Rule 10b5-1, or through privately negotiated transactions. The timing and exact amount of share repurchases, if any, will be subject to management’s discretion and various factors, including the Company’s capital position and financial performance, as well as market conditions. The repurchase program may be suspended, terminated or modified at any time for any reason.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 8:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register.vevent.com/register/BIb0fdeb3d43a84da4acc2b0efeb9ba356, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings.  The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance.  These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control.  Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements.  A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors.  For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share data)	2023	2023	2022	2023	2022
Operating Results:
Net interest income	$151,793	$157,148	$171,794	$636,127	$613,549
Provision for credit losses	5,330	7,500	2,956	26,630	1,392
Noninterest income	58,347	46,097	48,151	200,815	179,525
Noninterest expense	142,307	119,383	113,922	501,138	440,471
Net income	47,502	58,221	79,588	234,983	265,685
Basic earnings per share	0.37	0.46	0.62	1.84	2.08
Diluted earnings per share	0.37	0.46	0.62	1.84	2.08
Dividends declared per share	0.26	0.26	0.26	1.04	1.04
Dividend payout ratio	70.27%	56.52%	41.94%	56.52%	50.00%
Performance Ratios(1):
Net interest margin	2.81%	2.86%	3.15%	2.92%	2.78%
Efficiency ratio	67.28%	58.31%	51.47%	59.48%	55.20%
Return on average total assets	0.77%	0.93%	1.28%	0.95%	1.06%
Return on average tangible assets (non-GAAP)(2)	0.81%	0.97%	1.34%	0.99%	1.11%
Return on average total stockholders' equity	7.94%	9.76%	14.27%	10.01%	11.44%
Return on average tangible stockholders' equity (non-GAAP)(2)	13.66%	16.84%	25.93%	17.39%	20.03%
Average Balances:
Average loans and leases	$14,349,322	$14,349,402	$13,876,136	$14,266,291	$13,314,821
Average earning assets	21,688,816	22,060,480	21,856,135	21,952,009	22,272,795
Average assets	24,404,727	24,727,893	24,575,648	24,625,445	24,964,422
Average deposits	20,908,221	21,212,102	21,725,177	21,160,155	22,058,497
Average stockholders' equity	2,374,669	2,367,422	2,213,030	2,346,713	2,321,606
Market Value Per Share:
Closing	22.86	18.05	26.04	22.86	26.04
High	23.22	22.59	27.16	28.28	31.16
Low	17.18	17.41	24.06	15.08	21.21

	As of	As of	As of
	December 31,	September 30,	December 31,
(dollars in thousands, except per share data)	2023	2023	2022
Balance Sheet Data:
Loans and leases	$14,353,497	$14,332,335	$14,092,012
Total assets	24,926,474	24,912,524	24,577,223
Total deposits	21,332,657	21,511,489	21,689,029
Short-term borrowings	500,000	500,000	75,000
Total stockholders' equity	2,486,066	2,351,009	2,269,005

Per Share of Common Stock:
Book value	$19.48	$18.42	$17.82
Tangible book value (non-GAAP)(2)	11.68	10.62	10.00

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.13%	0.10%	0.08%
Allowance for credit losses for loans and leases / total loans and leases	1.09%	1.08%	1.02%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.39%	12.21%	11.82%
Tier 1 Capital Ratio	12.39%	12.21%	11.82%
Total Capital Ratio	13.57%	13.38%	12.92%
Tier 1 Leverage Ratio	8.64%	8.45%	8.11%
Total stockholders' equity to total assets	9.97%	9.44%	9.23%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	6.23%	5.67%	5.40%

Non-Financial Data:
Number of branches	50	50	51
Number of ATMs	275	294	294
Number of Full-Time Equivalent Employees	2,089	2,087	2,063

(1)	Except for the efficiency ratio, amounts are annualized for the three months ended December 31, 2023, September 30, 2023 and December 31, 2022.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2023	2023	2022	2023	2022
Interest income
Loans and lease financing	$196,276	$194,098	$159,526	$748,053	$509,820
Available-for-sale investment securities	19,033	18,426	18,714	74,241	87,108
Held-to-maturity investment securities	17,987	18,271	19,137	73,497	55,376
Other	7,734	9,004	3,088	27,788	10,916
Total interest income	241,030	239,799	200,465	923,579	663,220
Interest expense
Deposits	82,215	74,651	28,202	258,221	49,201
Short-term and long-term borrowings	6,232	6,838	469	26,289	470
Other	790	1,162	—	2,942	—
Total interest expense	89,237	82,651	28,671	287,452	49,671
Net interest income	151,793	157,148	171,794	636,127	613,549
Provision for credit losses	5,330	7,500	2,956	26,630	1,392
Net interest income after provision for credit losses	146,463	149,648	168,838	609,497	612,157
Noninterest income
Service charges on deposit accounts	7,646	7,524	7,376	29,647	28,809
Credit and debit card fees	16,381	15,748	16,376	63,888	66,028
Other service charges and fees	9,535	9,546	9,185	37,299	37,036
Trust and investment services income	9,645	9,742	9,023	38,449	36,465
Bank-owned life insurance	5,063	1,872	2,865	15,326	1,248
Investment securities gains, net	792	—	—	792	—
Other	9,285	1,665	3,326	15,414	9,939
Total noninterest income	58,347	46,097	48,151	200,815	179,525
Noninterest expense
Salaries and employee benefits	55,882	55,937	49,629	225,755	199,129
Contracted services and professional fees	16,219	16,393	17,638	66,423	70,027
Occupancy	7,561	6,711	8,175	29,608	31,034
Equipment	12,547	11,826	9,984	45,109	34,506
Regulatory assessment and fees	20,412	4,149	2,591	32,073	9,603
Advertising and marketing	1,441	2,289	2,072	7,615	7,996
Card rewards program	7,503	8,358	8,681	31,627	30,990
Other	20,742	13,720	15,152	62,928	57,186
Total noninterest expense	142,307	119,383	113,922	501,138	440,471
Income before provision for income taxes	62,503	76,362	103,067	309,174	351,211
Provision for income taxes	15,001	18,141	23,479	74,191	85,526
Net income	$47,502	$58,221	$79,588	$234,983	$265,685
Basic earnings per share	$0.37	$0.46	$0.62	$1.84	$2.08
Diluted earnings per share	$0.37	$0.46	$0.62	$1.84	$2.08
Basic weighted-average outstanding shares	127,612,734	127,609,860	127,356,795	127,567,547	127,489,889
Diluted weighted-average outstanding shares	128,028,964	127,936,440	127,894,773	127,915,873	127,981,699

Consolidated Balance Sheets	Table 3
	December 31,	September 30,	December 31,
(dollars in thousands, except share amount)	2023	2023	2022
Assets
Cash and due from banks	$185,015	$246,028	$297,502
Interest-bearing deposits in other banks	1,554,882	967,400	229,122
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,558,675 as of December 31, 2023, $3,172,031 as of September 30, 2023 and $3,549,599 as of December 31, 2022)	2,255,336	2,722,704	3,151,133
Held-to-maturity, at amortized cost (fair value: $3,574,856 as of December 31, 2023, $3,433,029 as of September 30, 2023 and $3,814,822 as of December 31, 2022)	4,041,449	4,104,114	4,320,639
Loans held for sale	190	—	—
Loans and leases	14,353,497	14,332,335	14,092,012
Less: allowance for credit losses	156,533	154,795	143,900
Net loans and leases	14,196,964	14,177,540	13,948,112

Premises and equipment, net	281,461	277,805	280,355
Other real estate owned and repossessed personal property	—	—	91
Accrued interest receivable	84,417	84,327	78,194
Bank-owned life insurance	479,907	477,698	473,067
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	5,699	5,855	6,562
Other assets	845,662	853,561	796,954
Total assets	$24,926,474	$24,912,524	$24,577,223
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,749,095	$13,612,493	$12,824,383
Noninterest-bearing	7,583,562	7,898,996	8,864,646
Total deposits	21,332,657	21,511,489	21,689,029
Short-term borrowings	500,000	500,000	75,000
Retirement benefits payable	103,285	99,685	102,577
Other liabilities	504,466	450,341	441,612
Total liabilities	22,440,408	22,561,515	22,308,218

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 141,340,539 / 127,618,761 shares as of December 31, 2023, issued/outstanding: 141,330,663 / 127,609,934 shares as of September 30, 2023 and issued/outstanding: 140,963,918 / 127,363,327 shares as of December 31, 2022)	1,413	1,413	1,410
Additional paid-in capital	2,548,250	2,545,659	2,538,336
Retained earnings	837,859	823,895	736,544
Accumulated other comprehensive loss, net	(530,210)	(648,731)	(639,254)
Treasury stock (13,721,778 shares as of December 31, 2023, 13,720,729 shares as of September 30, 2023 and 13,600,591 shares as of December 31, 2022)	(371,246)	(371,227)	(368,031)
Total stockholders' equity	2,486,066	2,351,009	2,269,005
Total liabilities and stockholders' equity	$24,926,474	$24,912,524	$24,577,223

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2023			September 30, 2023			December 31, 2022
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$568.0	$7.8	5.39%	$608.6	$8.2	5.36%	$321.3	$2.9	3.64%
Available-for-Sale Investment Securities
Taxable	2,598.4	19.0	2.92	2,834.6	18.4	2.59	3,180.8	18.3	2.30
Non-Taxable	1.9	—	5.12	2.3	—	5.48	37.9	0.5	5.42
Held-to-Maturity Investment Securities
Taxable	3,472.1	14.8	1.70	3,544.1	15.0	1.70	3,754.9	15.8	1.69
Non-Taxable	603.9	3.9	2.58	604.3	4.1	2.66	613.4	4.2	2.69
Total Investment Securities	6,676.3	37.7	2.25	6,985.3	37.5	2.14	7,587.0	38.8	2.04
Loans Held for Sale	0.7	—	7.41	0.4	—	6.63	0.1	—	6.50
Loans and Leases(1)
Commercial and industrial	2,148.1	36.7	6.78	2,123.5	35.7	6.66	2,126.3	28.1	5.24
Commercial real estate	4,356.3	71.4	6.51	4,381.8	71.4	6.47	4,116.8	53.9	5.19
Construction	888.7	16.7	7.45	873.7	15.5	7.05	804.4	11.8	5.83
Residential:
Residential mortgage	4,294.8	38.8	3.61	4,316.3	40.1	3.72	4,280.6	38.1	3.56
Home equity line	1,174.8	11.3	3.83	1,154.0	10.1	3.45	1,029.7	8.1	3.10
Consumer	1,132.4	18.4	6.43	1,172.8	18.3	6.19	1,220.9	17.1	5.55
Lease financing	354.2	3.6	4.03	327.3	3.7	4.48	297.4	2.9	3.92
Total Loans and Leases	14,349.3	196.9	5.45	14,349.4	194.8	5.39	13,876.1	160.0	4.58
Other Earning Assets	94.5	—	0.06	116.8	0.8	2.64	71.6	0.2	0.80
Total Earning Assets(2)	21,688.8	242.4	4.44	22,060.5	241.3	4.35	21,856.1	201.9	3.67
Cash and Due from Banks	240.8			276.0			286.4
Other Assets	2,475.1			2,391.4			2,433.1
Total Assets	$24,404.7			$24,727.9			$24,575.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,067.2	$22.4	1.46%	$5,982.5	$19.2	1.27%	6,455.5	$10.3	0.63%
Money Market	3,905.0	27.5	2.79	3,907.2	24.7	2.51	4,012.9	9.8	0.97
Time	3,390.7	32.3	3.78	3,362.7	30.8	3.63	2,163.2	8.1	1.48
Total Interest-Bearing Deposits	13,362.9	82.2	2.44	13,252.4	74.7	2.23	12,631.6	28.2	0.89
Federal Funds Purchased	—	—	—	—	—	—	45.5	0.5	4.09
Other Short-Term Borrowings	515.2	6.2	4.80	113.1	1.5	5.17	—	—	—
Long-Term Borrowings	—	—	—	440.2	5.3	4.83	—	—	—
Other Interest-Bearing Liabilities	42.1	0.8	7.44	89.1	1.2	5.17	—	—	—
Total Interest-Bearing Liabilities	13,920.2	89.2	2.54	13,894.8	82.7	2.36	12,677.1	28.7	0.90
Net Interest Income		$153.2			$158.6			$173.2
Interest Rate Spread			1.90%			1.99%			2.77%
Net Interest Margin			2.81%			2.86%			3.15%
Noninterest-Bearing Demand Deposits	7,545.3			7,959.7			9,093.6
Other Liabilities	564.5			506.0			591.9
Stockholders' Equity	2,374.7			2,367.4			2,213.0
Total Liabilities and Stockholders' Equity	$24,404.7			$24,727.9			$24,575.6

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.4 million, $1.5 million and $1.4 million for the three months ended December 31, 2023, September 30, 2023 and December 31, 2022, respectively.

Average Balances and Interest Rates						Table 5
	Year Ended			Year Ended
	December 31, 2023			December 31, 2022
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$512.3	$26.5	5.18%	$867.6	$10.3	1.19%
Available-for-Sale Investment Securities
Taxable	2,871.8	73.8	2.57	4,650.1	83.2	1.79
Non-Taxable	10.2	0.6	5.55	180.0	4.9	2.74
Held-to-Maturity Investment Securities
Taxable	3,579.0	60.7	1.70	2,728.2	45.5	1.67
Non-Taxable	607.7	15.9	2.61	460.6	12.5	2.71
Total Investment Securities	7,068.7	151.0	2.14	8,018.9	146.1	1.82
Loans Held for Sale	0.4	—	6.63	0.6	—	3.14
Loans and Leases(1)
Commercial and industrial	2,182.3	141.0	6.46	2,019.5	78.4	3.88
Commercial real estate	4,257.9	266.0	6.25	3,895.3	153.2	3.93
Construction	877.7	62.1	7.08	755.0	32.5	4.30
Residential:
Residential mortgage	4,308.0	156.4	3.63	4,200.2	145.5	3.46
Home equity line	1,131.1	39.3	3.47	965.0	26.5	2.75
Consumer	1,178.6	71.5	6.07	1,218.9	65.3	5.35
Lease financing	330.7	14.1	4.26	260.9	9.7	3.69
Total Loans and Leases	14,266.3	750.4	5.26	13,314.8	511.1	3.84
Other Earning Assets	104.3	1.3	1.20	70.9	0.6	0.89
Total Earning Assets(2)	21,952.0	929.2	4.23	22,272.8	668.1	3.00
Cash and Due from Banks	265.1			289.0
Other Assets	2,408.3			2,402.6
Total Assets	$24,625.4			$24,964.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,124.7	$71.5	1.17%	$6,741.5	$19.2	0.29%
Money Market	3,869.1	86.1	2.22	4,068.8	16.6	0.41
Time	3,040.0	100.6	3.31	1,826.7	13.4	0.73
Total Interest-Bearing Deposits	13,033.8	258.2	1.98	12,637.0	49.2	0.39
Federal Funds Purchased	17.2	0.8	4.45	11.5	0.5	4.08
Other Short-Term Borrowings	261.9	13.0	4.98	—	—	—
Long-Term Borrowings	261.6	12.5	4.78	—	—	—
Other Interest-Bearing Liabilities	57.1	3.0	5.15	—	—	—
Total Interest-Bearing Liabilities	13,631.6	287.5	2.11	12,648.5	49.7	0.39
Net Interest Income		$641.7			$618.4
Interest Rate Spread			2.12%			2.61%
Net Interest Margin			2.92%			2.78%
Noninterest-Bearing Demand Deposits	8,126.4			9,421.5
Other Liabilities	520.7			572.8
Stockholders' Equity	2,346.7			2,321.6
Total Liabilities and Stockholders' Equity	$24,625.4			$24,964.4

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $5.6 million and $4.9 million for the years ended December 31, 2023 and 2022, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended December 31, 2023
	Compared to September 30, 2023
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(0.5)	$0.1	$(0.4)
Available-for-Sale Investment Securities
Taxable	(1.6)	2.2	0.6
Held-to-Maturity Investment Securities
Taxable	(0.2)	—	(0.2)
Non-Taxable	—	(0.2)	(0.2)
Total Investment Securities	(1.8)	2.0	0.2
Loans and Leases
Commercial and industrial	0.4	0.6	1.0
Commercial real estate	(0.4)	0.4	—
Construction	0.3	0.9	1.2
Residential:
Residential mortgage	(0.2)	(1.1)	(1.3)
Home equity line	0.1	1.1	1.2
Consumer	(0.6)	0.7	0.1
Lease financing	0.3	(0.4)	(0.1)
Total Loans and Leases	(0.1)	2.2	2.1
Other Earning Assets	(0.2)	(0.6)	(0.8)
Total Change in Interest Income	(2.6)	3.7	1.1

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.3	2.9	3.2
Money Market	—	2.8	2.8
Time	0.2	1.3	1.5
Total Interest-Bearing Deposits	0.5	7.0	7.5
Other Short-Term Borrowings	4.9	(0.2)	4.7
Long-Term Borrowings	(2.6)	(2.7)	(5.3)
Other Interest-Bearing Liabilities	(0.8)	0.4	(0.4)
Total Change in Interest Expense	2.0	4.5	6.5
Change in Net Interest Income	$(4.6)	$(0.8)	$(5.4)

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended December 31, 2023
	Compared to December 31, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$3.0	$1.9	$4.9
Available-for-Sale Investment Securities
Taxable	(3.7)	4.4	0.7
Non-Taxable	(0.5)	—	(0.5)
Held-to-Maturity Investment Securities
Taxable	(1.1)	0.1	(1.0)
Non-Taxable	(0.1)	(0.2)	(0.3)
Total Investment Securities	(5.4)	4.3	(1.1)
Loans and Leases
Commercial and industrial	0.3	8.3	8.6
Commercial real estate	3.3	14.2	17.5
Construction	1.3	3.6	4.9
Residential:
Residential mortgage	0.1	0.6	0.7
Home equity line	1.2	2.0	3.2
Consumer	(1.3)	2.6	1.3
Lease financing	0.6	0.1	0.7
Total Loans and Leases	5.5	31.4	36.9
Other Earning Assets	—	(0.2)	(0.2)
Total Change in Interest Income	3.1	37.4	40.5

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.6)	12.7	12.1
Money Market	(0.2)	17.9	17.7
Time	6.4	17.8	24.2
Total Interest-Bearing Deposits	5.6	48.4	54.0
Federal Funds Purchased	(0.3)	(0.2)	(0.5)
Other Short-Term Borrowings	6.2	—	6.2
Other Interest-Bearing Liabilities	0.8	—	0.8
Total Change in Interest Expense	12.3	48.2	60.5
Change in Net Interest Income	$(9.2)	$(10.8)	$(20.0)

Analysis of Change in Net Interest Income			Table 8
	Year Ended December 31, 2023
	Compared to December 31, 2022
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(5.8)	$22.0	$16.2
Available-for-Sale Investment Securities
Taxable	(38.3)	28.9	(9.4)
Non-Taxable	(6.9)	2.6	(4.3)
Held-to-Maturity Investment Securities
Taxable	14.4	0.8	15.2
Non-Taxable	3.9	(0.5)	3.4
Total Investment Securities	(26.9)	31.8	4.9
Loans and Leases
Commercial and industrial	6.8	55.8	62.6
Commercial real estate	15.4	97.4	112.8
Construction	5.9	23.7	29.6
Residential:
Residential mortgage	3.7	7.2	10.9
Home equity line	5.1	7.7	12.8
Consumer	(2.3)	8.5	6.2
Lease financing	2.8	1.6	4.4
Total Loans and Leases	37.4	201.9	239.3
Other Earning Assets	0.4	0.3	0.7
Total Change in Interest Income	5.1	256.0	261.1

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(1.9)	54.2	52.3
Money Market	(0.9)	70.4	69.5
Time	13.8	73.4	87.2
Total Interest-Bearing Deposits	11.0	198.0	209.0
Federal Funds Purchased	0.2	0.1	0.3
Other Short-Term Borrowings	13.0	—	13.0
Long-Term Borrowings	12.5	—	12.5
Other Interest-Bearing Liabilities	3.0	—	3.0
Total Change in Interest Expense	39.7	198.1	237.8
Change in Net Interest Income	$(34.6)	$57.9	$23.3

Loans and Leases			Table 9
	December 31,	September 30,	December 31,
(dollars in thousands)	2023	2023	2022
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$2,156,872	$2,091,379	$2,217,604
Paycheck Protection Program loans	8,477	10,063	18,293
Total commercial and industrial	2,165,349	2,101,442	2,235,897
Commercial real estate	4,340,243	4,387,751	4,132,309
Construction	900,292	885,112	844,643
Residential:
Residential mortgage	4,283,315	4,303,924	4,302,788
Home equity line	1,174,588	1,167,388	1,055,351
Total residential	5,457,903	5,471,312	5,358,139
Consumer	1,109,901	1,154,203	1,222,934
Lease financing	379,809	332,515	298,090
Total loans and leases	$14,353,497	$14,332,335	$14,092,012

Deposits			Table 10
	December 31,	September 30,	December 31,
(dollars in thousands)	2023	2023	2022
Demand	$7,583,562	$7,898,996	$8,864,646
Savings	6,445,084	6,028,308	6,382,910
Money Market	3,847,853	3,923,054	3,965,423
Time	3,456,158	3,661,131	2,476,050
Total Deposits	$21,332,657	$21,511,489	$21,689,029

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 11
	December 31,	September 30,	December 31,
(dollars in thousands)	2023	2023	2022
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$970	$988	$1,215
Commercial real estate	2,953	—	727
Total Commercial Loans	3,923	988	1,942
Residential Loans:
Residential mortgage	7,620	7,435	6,166
Home equity line	7,052	6,200	3,797
Total Residential Loans	14,672	13,635	9,963
Total Non-Accrual Loans and Leases	18,595	14,623	11,905
Other Real Estate Owned	—	—	91
Total Non-Performing Assets	$18,595	$14,623	$11,996

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$494	$289	$291
Commercial real estate	300	170	—
Total Commercial Loans	794	459	291
Residential mortgage	—	1,430	58
Consumer	2,702	1,681	2,885
Total Accruing Loans and Leases Past Due 90 Days or More	$3,496	$3,570	$3,234

Total Loans and Leases	$14,353,497	$14,332,335	$14,092,012

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
(dollars in thousands)	2023	2023	2022	2023	2022
Balance at Beginning of Period	$192,570	$184,780	$178,304	177,735	187,584
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(910)	(784)	(735)	(3,482)	(2,012)
Commercial real estate	(2,500)	—	—	(2,500)	(750)
Total Commercial Loans	(3,410)	(784)	(735)	(5,982)	(2,762)
Residential Loans:
Residential mortgage	—	—	(102)	(122)	(103)
Home equity line	(20)	—	(12)	(292)	(1,175)
Total Residential Loans	(20)	—	(114)	(414)	(1,278)
Consumer	(4,147)	(3,665)	(5,094)	(17,110)	(16,848)
Total Loans and Leases Charged-Off	(7,577)	(4,449)	(5,943)	(23,506)	(20,888)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	171	2,637	303	3,346	897
Commercial real estate	—	—	—	—	14
Lease financing	—	—	—	—	60
Total Commercial Loans	171	2,637	303	3,346	971
Residential Loans:
Residential mortgage	31	53	173	141	418
Home equity line	163	303	138	702	713
Total Residential Loans	194	356	311	843	1,131
Consumer	1,450	1,746	1,804	7,090	7,545
Total Recoveries on Loans and Leases Previously Charged-Off	1,815	4,739	2,418	11,279	9,647
Net Loans and Leases (Charged-Off) Recovered	(5,762)	290	(3,525)	(12,227)	(11,241)
Provision for Credit Losses	5,330	7,500	2,956	26,630	1,392
Balance at End of Period	$192,138	$192,570	$177,735	$192,138	$177,735
Components:
Allowance for Credit Losses	$156,533	$154,795	$143,900	$156,533	$143,900
Reserve for Unfunded Commitments	35,605	37,775	33,835	35,605	33,835
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$192,138	$192,570	$177,735	$192,138	$177,735
Average Loans and Leases Outstanding	$14,349,322	$14,349,402	$13,876,136	$14,266,291	$13,314,821
Ratio of Net Loans and Leases Charged-Off (Recovered) to Average Loans and Leases Outstanding(1)	0.16%	(0.01)%	0.10%	0.09%	0.08%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.09%	1.08%	1.02%	1.09%	1.02%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	8.42x	10.59x	12.09x	8.42x	12.09x

(1)	Annualized for the three months ended December 31, 2023, September 30, 2023 and December 31, 2022.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2023	2022	2021	2020	2019	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$85,839	$273,663	$346,024	$32,753	$146,893	$141,681	$971,065	$1,823	$1,999,741
Special Mention	1	44,069	80	653	1,032	1,290	22,807	14	69,946
Substandard	—	342	230	677	1,686	829	8,330	—	12,094
Other (1)	15,978	11,598	4,814	2,370	1,702	1,125	45,981	—	83,568
Total Commercial and Industrial	101,818	329,672	351,148	36,453	151,313	144,925	1,048,183	1,837	2,165,349
Current period gross charge-offs	130	70	75	87	168	2,952	—	—	3,482

Commercial Real Estate
Risk rating:
Pass	346,369	872,783	676,362	337,529	523,446	1,414,613	74,238	1,350	4,246,690
Special Mention	2,307	7,618	41,320	1,359	13,550	11,998	819	—	78,971
Substandard	205	5,079	2,003	—	2,953	2,545	1,655	—	14,440
Other (1)	—	—	—	—	—	142	—	—	142
Total Commercial Real Estate	348,881	885,480	719,685	338,888	539,949	1,429,298	76,712	1,350	4,340,243
Current period gross charge-offs	—	—	—	—	2,500	—	—	—	2,500

Construction
Risk rating:
Pass	156,432	269,623	265,674	60,057	63,018	27,847	6,070	—	848,721
Special Mention	—	—	—	—	189	665	—	—	854
Other (1)	12,728	21,036	8,250	2,143	2,031	3,820	709	—	50,717
Total Construction	169,160	290,659	273,924	62,200	65,238	32,332	6,779	—	900,292
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	145,914	82,833	18,680	31,791	30,299	68,520	—	—	378,037
Special Mention	56	137	414	35	—	—	—	—	642
Substandard	712	416	—	—	2	—	—	—	1,130
Total Lease Financing	146,682	83,386	19,094	31,826	30,301	68,520	—	—	379,809
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$766,541	$1,589,197	$1,363,851	$469,367	$786,801	$1,675,075	$1,131,674	$3,187	$7,785,693
Current period gross charge-offs	$130	$70	$75	$87	$2,668	$2,952	$—	$—	$5,982

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2023	2022	2021	2020	2019	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$211,598	$529,296	$999,522	$529,881	$227,058	$987,251	$—	$—	$3,484,606
680 - 739	36,975	67,205	117,337	68,122	33,148	130,387	—	—	453,174
620 - 679	3,544	16,395	19,184	12,811	4,096	38,987	—	—	95,017
550 - 619	1,305	6,521	1,917	2,492	398	11,679	—	—	24,312
Less than 550	—	—	2,909	2,017	582	6,439	—	—	11,947
No Score (3)	9,137	19,311	11,492	6,043	9,679	51,109	—	—	106,771
Other (2)	15,802	17,528	17,432	12,534	8,599	25,513	10,080	—	107,488
Total Residential Mortgage	278,361	656,256	1,169,793	633,900	283,560	1,251,365	10,080	—	4,283,315
Current period gross charge-offs	—	—	—	—	—	122	—	—	122

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	964,932	1,511	966,443
680 - 739	—	—	—	—	—	—	151,716	1,920	153,636
620 - 679	—	—	—	—	—	—	36,541	1,189	37,730
550 - 619	—	—	—	—	—	—	9,896	1,012	10,908
Less than 550	—	—	—	—	—	—	4,488	100	4,588
No Score (3)	—	—	—	—	—	—	1,283	—	1,283
Total Home Equity Line	—	—	—	—	—	—	1,168,856	5,732	1,174,588
Current period gross charge-offs	—	—	—	—	—	—	273	19	292

Total Residential Lending	$278,361	$656,256	$1,169,793	$633,900	$283,560	$1,251,365	$1,178,936	$5,732	$5,457,903
Current period gross charge-offs	$—	$—	$—	$—	$—	$122	$273	$19	$414

Consumer Lending
FICO:
740 and greater	92,117	128,358	76,148	33,507	21,819	8,970	123,592	155	484,666
680 - 739	68,865	71,031	37,925	17,116	13,270	5,690	76,645	401	290,943
620 - 679	28,533	29,229	16,919	7,843	7,972	4,624	35,210	781	131,111
550 - 619	4,996	10,859	7,760	4,917	4,651	2,986	13,223	925	50,317
Less than 550	1,790	6,370	4,842	2,796	2,905	2,040	5,222	455	26,420
No Score (3)	1,545	229	—	—	1	10	42,933	136	44,854
Other (2)	361	368	982	335	1,059	1	78,484	—	81,590
Total Consumer Lending	$198,207	$246,444	$144,576	$66,514	$51,677	$24,321	$375,309	$2,853	$1,109,901
Current period gross charge-offs	$639	$2,400	$2,135	$1,142	$1,816	$2,622	$5,790	$566	$17,110

Total Loans and Leases	$1,243,109	$2,491,897	$2,678,220	$1,169,781	$1,122,038	$2,950,761	$2,685,919	$11,772	$14,353,497
Current period gross charge-offs	$769	$2,470	$2,210	$1,229	$4,484	$5,696	$6,063	$585	$23,506

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2023	2023	2022	2023	2022
Income Statement Data:
Net income	$47,502	$58,221	$79,588	$234,983	$265,685

Average total stockholders' equity	$2,374,669	$2,367,422	$2,213,030	$2,346,713	$2,321,606
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,379,177	$1,371,930	$1,217,538	$1,351,221	$1,326,114

Average total assets	$24,404,727	$24,727,893	$24,575,648	$24,625,445	$24,964,422
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$23,409,235	$23,732,401	$23,580,156	$23,629,953	$23,968,930

Return on average total stockholders' equity(1)	7.94%	9.76%	14.27%	10.01%	11.44%
Return on average tangible stockholders' equity (non-GAAP)(1)	13.66%	16.84%	25.93%	17.39%	20.03%

Return on average total assets(1)	0.77%	0.93%	1.28%	0.95%	1.06%
Return on average tangible assets (non-GAAP)(1)	0.81%	0.97%	1.34%	0.99%	1.11%

	As of	As of	As of
	December 31,	September 30,	December 31,
(dollars in thousands, except per share amounts)	2023	2023	2022
Balance Sheet Data:
Total stockholders' equity	$2,486,066	$2,351,009	$2,269,005
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,490,574	$1,355,517	$1,273,513

Total assets	$24,926,474	$24,912,524	$24,577,223
Less: goodwill	995,492	995,492	995,492
Tangible assets	$23,930,982	$23,917,032	$23,581,731

Shares outstanding	127,618,761	127,609,934	127,363,327

Total stockholders' equity to total assets	9.97%	9.44%	9.23%
Tangible stockholders' equity to tangible assets (non-GAAP)	6.23%	5.67%	5.40%

Book value per share	$19.48	$18.42	$17.82
Tangible book value per share (non-GAAP)	$11.68	$10.62	$10.00

(1)	Annualized for the three months ended December 31, 2023, September 30, 2023 and December 31, 2022.